UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 28, 2005
FCB BANCORP
Incorporated Under the Laws of the State of California

333-126401 Commission File Number	20-3074387 I.R.S. Employer Identification Number
1100 Paseo Camarillo
Camarillo, California 93010
(805) 484-0534
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02 Results of Operations and Financial Condition.
     On October 28, 2005 FCB Bancorp issued a press release announcing its financial results for the quarter and the nine months ended September 30, 2005. A copy of the press release, including unaudited financial information released as a part thereof, is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. FCB Bancorp does not intend for this Item 2.02 on Exhibit 99.1 to be incorporated by reference into filings under the Security Exchange Act of 1934.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits:

Exhibit No.	Description
99.1	Press release of FCB Bancorp, dated October 28, 2005.
SIGNATURE
     Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
FCB BANCORP

Date: October 28, 2005	By:	/s/ Romolo Santarosa
Romolo Santarosa
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibits
99.1	FCB Bancorp press release dated October 28, 2005 with respect to financial results for the quarter and nine months ended September 30, 2005.